Schedule of Unrealized Net Capital Gains and Losses (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Fair value
Fixed income securities	$ 6,139,925		$ 6,253,484
Equity securities	164,971		104,178
Short-term investments	61,948		148,829
Gross unrealized Gains
Fixed income securities	753,019		640,436
Equity securities	31,555		20,377
Short-term investments	1		2
Gross unrealized Losses
Fixed income securities	(24,974)		(75,457)
Equity securities	(317)
Short-term investments			(5)
Unrealized net gains (losses)
Fixed income securities	728,045		564,979
Equity securities	31,238		20,377
Short-term investments	1		(3)
EMA limited partnerships	127	[1]	30
Unrealized net capital gains and losses, pre-tax	759,411		585,383
Amounts recognized for:
Insurance reserves	(360,887)	[2]	(270,829)
DAC and DSI	(24,206)	[3]	(15,044)
Amounts recognized	(385,093)		(285,873)
Deferred income taxes	(131,011)		(104,829)
Total unrealized net capital gains and losses	$ 243,307		$ 194,681

[1]	Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross gains and losses are not applicable.
[2]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
[3]	The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.